                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

 PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /_/

Filed by a Party other than the Registrant /X/

Check the appropriate box:

      /_/   Preliminary Proxy Statement

      /_/   Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))

      /_/   Definitive Proxy Statement

      /X/   Definitive Additional Materials

      /_/   Soliciting Material Under Rule 14a-12

                             THE TOPPS COMPANY, INC.
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                (Name of Registrant as Specified in Its Charter)

                             CRESCENDO ADVISORS LLC
                      CRESCENDO PARTNERS II L.P., SERIES Y
                          CRESCENDO PARTNERS III, L.P.
                         CRESCENDO INVESTMENTS III, LLC
                          CRESCENDO INVESTMENTS II, LLC
                                ERIC S. ROSENFELD
                                  ARNAUD AJDLER
                         THE COMMITTEE TO ENHANCE TOPPS
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    (Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      /X/   No fee required.

      /_/   Fee computed on table below per Exchange Act Rules  14a-6(i)(1)  and
0-11.

      (1)   Title of each class of securities to which transaction applies:

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      (2)   Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other  underlying  value of  transaction  computed pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      (4)   Proposed maximum aggregate value of transaction:

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      (5)   Total fee paid:

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      /_/   Fee paid previously with preliminary materials:

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      /_/   Check box if any part of the fee is offset as  provided  by Exchange
Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting  fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount previously paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed

      Crescendo  Partners  II,  L.P.,  Series  Y has  filed a  definitive  proxy statement with the SEC in connection with the  solicitation of proxies against a proposed  merger  between The Topps Company,  Inc.  ("Topps") and a buyout group that includes Madison Dearborn  Partners,  LLC and an investment firm controlled by Michael Eisner,  which will be voted on at a special meeting of the Company's stockholders.

      Item 1: On August 20,  2007,  The  Committee  to Enhance  Topps issued the following press release:

FOR IMMEDIATE RELEASE

          ISS RECOMMENDS VOTE AGAINST PROPOSED $9.75 MERGER BETWEEN THE
         TOPPS COMPANY, INC. AND ENTITIES OWNED BY MICHAEL D. EISNER AND
                         MADISON DEARBORN PARTNERS, LLC

NOTES THAT THE SALE PROCESS HAD FLAWS AND THAT THE $9.75 OFFER IS NOT COMPELLING

NEW YORK, NY - AUGUST 20, 2007 - The Committee to Enhance Topps  announced today that Institutional  Shareholder Services (ISS), widely recognized as the leading independent  proxy advisory firm, has recommended that stockholders of The Topps
Company,  Inc. (NASDAQ - TOPP) vote AGAINST the Merger  Agreement  between Topps and entities owned by Michael D. Eisner and Madison  Dearborn  Partners,  LLC on
the  Committee's  GOLD  proxy  card  at the  Special  Meeting  of the  Company's stockholders scheduled to be held on August 30, 2007.

In reaching its decision to recommend a vote AGAINST the Merger  Agreement,  ISS noted, "The sale process leading to the merger agreement had flaws that question whether the Tornante-Madison Dearborn offer was the best available." ISS further noted that "the company has traded most days after the merger announcement above the offer price, even before the announcement of the Upper Deck's tender offer."

ISS concluded  "Given our view that there is some upside in margins (coming with its own  challenges),  that the stock price is trading  above the offer and that there is an  alternative  higher offer on the table from Upper Deck,  we believe the $9.75 offer is not compelling."

Commenting  on the  report,  Eric  Rosenfeld,  President  and  CEO of  Crescendo
Partners stated, "We are extremely pleased that ISS has recommended stockholders vote AGAINST the  ill-advised  Merger  Agreement with Michael Eisner and Madison
Dearborn.  In a letter  delivered  to  stockholders  on  Friday,  Topps  and the so-called  "Executive  Committee"  led by  Arthur  Shorin  continue  to  mislead stockholders into believing that they conducted a thorough sale process and that they are committed to maximizing stockholder value. Ask yourself whom you should trust - Arthur Shorin and his hand-picked  "Executive Committee" or the Delaware
Court of Chancery and ISS. We think the answer is clear. We urge you to vote the
GOLD proxy card today against this ill-advised and inadequate Merger."

                 CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The  Committee  to Enhance  Topps  (the  "Committee"),  together  with the other participants  named below, has made a definitive  filing with the Securities and
Exchange  Commission  ("SEC") of a proxy  statement,  a proxy  supplement and an accompanying  proxy  card to be used to  solicit  votes in  connection  with the solicitation  of proxies  against a proposed  merger  between The Topps Company,
Inc. (the "Company") and a buyout group that includes Madison Dearborn Partners,
LLC, and an investment firm controlled by Michael Eisner, which will be voted on at a meeting of the Company's stockholders (the "Merger Proxy Solicitation").

Crescendo Advisors ("Crescendo Advisors"),  together with the other participants named  below,  intends to make a  preliminary  filing  with the  Securities  and
Exchange  Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit  votes for the election of its nominees at the 2007 annual meeting of stockholders of Topps (the "Annual Meeting Proxy Solicitation").

THE COMMITTEE AND CRESCENDO  ADVISORS ADVISE ALL  STOCKHOLDERS OF THE COMPANY TO
READ  THE  PROXY  STATEMENT,   AND  OTHER  PROXY   MATERIALS,   INCLUDING  PROXY
SUPPLEMENTS,  IN CONNECTION WITH EACH OF THE MERGER PROXY  SOLICITATION  AND THE
ANNUAL MEETING PROXY  SOLICITATION  AS THEY BECOME  AVAILABLE  BECAUSE THEY WILL
CONTAIN  IMPORTANT  INFORMATION.  SUCH PROXY  MATERIALS  WILL BE AVAILABLE AT NO
CHARGE  ON  THE  SEC'S  WEB  SITE  AT   HTTP://WWW.SEC.GOV.   IN  ADDITION,  THE
PARTICIPANTS  IN THE  PROXY  SOLICITATIONS  WILL  PROVIDE  COPIES  OF THE  PROXY
STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO
THE  PARTICIPANTS'  PROXY  SOLICITOR,  D.F.  KING & CO.,  INC. AT ITS  TOLL-FREE
NUMBER: (800) 628-8532.

The participants in the Merger Proxy  Solicitation are Crescendo Advisors LLC, a
Delaware limited liability company  ("Crescendo  Advisors"),  Crescendo Partners
II, L.P., Series Y, a Delaware limited  partnership  ("Crescendo  Partners II"),
Crescendo  Investments II, LLC, a Delaware limited liability company ("Crescendo
Investments II"),  Crescendo Partners III, L.P., a Delaware limited  partnership
("Crescendo Partners III"),  Crescendo  Investments III, LLC, a Delaware limited liability company ("Crescendo  Investments III"), Eric Rosenfeld,  Arnaud Ajdler
and  The   Committee   to  Enhance   Topps  (the  "Merger   Proxy   Solicitation
Participants").

The  participants  in the Annual Meeting Proxy  Solicitation  include the Merger
Proxy Solicitation  Participants,  together with Timothy E. Brog, John J. Jones,
Michael Appel, Jeffrey D. Dunn, Charles C. Huggins,  Thomas E. Hyland, Thomas B.
McGrath  and  Michael  R.  Rowe  (the   "Annual   Meeting   Proxy   Solicitation
Participants").  Together,  the Merger Proxy  Solicitation  Participants and the
Annual  Meeting Proxy  Solicitation  Participants  are referred to herein as the
"Participants."

Crescendo Advisors  beneficially owns 100 shares of common stock of the Company.
Crescendo  Partners II beneficially owns 2,568,200 shares of common stock of the
Company. As the general partner of Crescendo Partners II, Crescendo  Investments
II may be  deemed  to  beneficially  own the  2,568,200  shares  of the  Company beneficially owned by Crescendo Partners II. Crescendo Partners III beneficially owns 126,500  shares of common stock of the Company.  As the general  partner of
Crescendo Partners III, Crescendo  Investments III may be deemed to beneficially own the 126,500 shares of the Company  beneficially  owned by Crescendo Partners
III. Eric Rosenfeld may be deemed to  beneficially  own 2,694,900  shares of the
Company,  consisting  of 100 shares held by Eric  Rosenfeld  and Lisa  Rosenfeld
JTWROS,  2,547,700  shares Mr.  Rosenfeld may be deemed to  beneficially  own by virtue of his position as managing  member of Crescendo  Investments II, 126,500 shares Mr. Rosenfeld may be deemed to beneficially own by virtue of his position as managing member of Crescendo Investments III and 100 shares Mr. Rosenfeld may be deemed to  beneficially  own by virtue of his position as managing  member of
Crescendo  Advisors.  Mr. Ajdler  beneficially owns 2,301 shares of the Company.

Timothy E. Brog beneficially owns 133,425 shares of common stock of the Company,
John J. Jones beneficially owns 2,301 shares of common stock of the Company, and none of Michael Appel,  Jeffrey D. Dunn,  Charles C. Huggins,  Thomas E. Hyland,
Thomas B.  McGrath  and  Michael R. Rowe  beneficially  own any shares of common stock of the Company.

FOR ADDITIONAL INFORMATION PLEASE CONTACT:
D.F. King & Co., Inc.
(800) 628-8532
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